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                                 EXHIBIT 10.31

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, OR ANY OTHER STATE SECURITIES LAW. THIS PROMISSORY NOTE IS SUBJECT TO THE PROVISIONS OF (1) THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, DATED AS OF OCTOBER 11, 1995, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, DATED AS OF MAY 24, 1996, AS AMENDED BY THAT CERTAIN SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, DATED AS OF JUNE 17, 1996, AMONG LAW COMPANIES GROUP, INC. (THE "COMPANY"). CERTAIN OF ITS SUBSIDIARIES NOW OR HEREAFTER EXISTING AS GUARANTORS, THE FINANCIAL INSTITUTIONS PARTIES THERETO AS BANKS (THE "BANKS") AND SUNTRUST BANK, ATLANTA AS AGENT FOR THE BANKS, AND (2) THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 11, 1995, AMONG THE BANKS AND BARCLAYS BANK PLC AND ACKNOWLEDGED AND AGREED TO BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO INTERCREDITOR AGREEMENT, DATED AS OF JUNE 17, 1996, BY AND AMONG THE COMPANY, THE FINANCIAL INSTITUTIONS PARTIES THERETO AS BANKS (THE "BANKS") AND SUNTRUST BANK, ATLANTA AS AGENT FOR THE BANKS.

                 AMENDED AND RESTATED REVOLVING CREDIT A NOTE

December 24, 1996                                                 $14,692,260.00
                                                                Atlanta, Georgia

          FOR VALUE RECEIVED, the undersigned, LAW COMPANIES GROUP, INC., a corporation organized and existing under the laws of the State of Georgia (the "Company"), promises to pay to the order of NATIONAL BANK OF CANADA, a Federal Bank chartered under the laws of Canada (the "Bank"), on January 15, 1997, the principal sum of Fourteen Million, Six Hundred, Ninety-Two Thousand, Two Hundred and Sixty and No/100 U.S. Dollars ($14,692,260.00) or so much thereof as may from time to time be disbursed hereunder prior to the maturity of this Revolving Credit A Note, as may be shown on the grid schedule attached hereto, at the main office of SunTrust Bank, Atlanta or any successor Agent under the Credit Agreement (as herein defined), and in immediately available funds.

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          In addition to principal, the Company agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest and upon such dates as provided in the Credit Agreement.

          This Amended and Restated Revolving Credit A Note (this "Note") evidences a replacement and substitution of the indebtedness previously outstanding under that certain Amended and Restated Revolving Credit A Note, dated as of May 24, 1996, made by the Company to National City Bank, Kentucky, in the original principal sum of $8,041,317.50, and that certain Amended and Restated Revolving Credit A Note, dated as of May 24, 1996, made by the Company to SouthTrust Bank of Georgia, N.A., collectively, the "Original Notes") and this Note is being delivered by the Company and accepted by the Company as a substitution for the Original Notes, but not as payment of such indebtedness or as a novation with respect thereto. This Note is and remains secured by certain real and personal property of the Company and its Subsidiaries pursuant to the Security Documents executed on October 11, 1995, to which reference is made for a full description of the collateral securing this Note.

          This Note is one of the Revolving Credit A Notes defined in, and evidences Revolving Credit A Advances incurred pursuant to, that certain Amended and Restated Revolving Credit Agreement, dated as of October 11, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 24, 1996, and by that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of June 17, 1996, by and among the Company, certain Subsidiaries of the Company as Guarantors, the other Persons that hereafter become Guarantors as provided in Section 5.16 thereof, SunTrust Bank, Atlanta, and National Bank of Canada, as assignee of both National City Bank, Kentucky and SouthTrust Bank of Georgia, N.A., as Banks thereunder, and SunTrust Bank, Atlanta, as Agent for such Banks, (as the same may be from time to time supplemented, amended, renewed or extended, the "Credit Agreement"). Reference hereby is made to the Credit Agreement for a full and complete description of such terms and conditions, including, without limitation, the circumstances under which the maturity of this Note may or will be accelerated and the unpaid balance and all accrued and unpaid interest shall become due and payable. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings as set forth in the Credit Agreement.

          The Bank shall at all times have a right of set-off against any deposit balances of the Company in the possession of the Bank, and the Bank may apply the same against payment of this Note or any other indebtedness of the Company to the Bank, provided that such indebtedness has matured (by its terms, by acceleration or otherwise), subject to the terms and conditions of the Intercreditor Agreement. The

                                      -2-
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payment of any indebtedness evidenced by this Note shall not affect the enforceability of this Note as to any future, different or other indebtedness evidenced hereby. In the event the indebtedness evidenced by this note is collected by legal action or through an attorney at law, the Bank shall be entitled to recover from the Company all costs of collection including reasonable attorneys' fees actually incurred.

          The Company acknowledges that the actual crediting of the amount of any Revolving Credit A Advance under the Credit Agreement to an account of the Company or recording such amount on the grid schedule attached hereto shall, in the absence of manifest error, constitute presumptive evidence of such Revolving credit advance. Such account records or grid schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and repayments made under this Note and the Credit Agreement, at any time and from time to time, provided that the failure of the Bank to record on the grid schedule or in such account records the amount of any Revolving Credit Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Credit Agreement.

          Failure or forbearance of the Bank to exercise any right hereunder, or otherwise granted by the Credit Agreement or by law, shall now affect or release the liability of the Company hereunder, and shall not constitute a waiver of such right unless so stated in writing by such of the Banks as are required under the Credit Agreement to effect such waiver. THIS NOTE SHALL BE DEEMED TO BE MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

     Executed under hand and seal in Atlanta, Georgia, on the day and year first above written.

                                        LAW COMPANIES GROUP, INC.

                                        By: /s/ Bruce C. Coles
                                            -------------------------
                                        Name: Bruce C. Coles
                                             ----------------
                                        Title: Chairman, CEO
                                              ---------------

                                        [CORPORATE SEAL]

                                        Attest: /s/ Robert Fooshee
                                                ---------------------
                                        Name: Robert Fooshee
                                             -----------------
                                        Title: EVP, CFO, Treasurer
                                              --------------------

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